Exhibit 24.1

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ James B. Ream
James B. Ream

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Frederick S. Cromer
Frederick S. Cromer

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Gordon M. Bethune
Gordon M. Bethune

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Janet Morrison Clarke
Janet Morrison Clarke

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Kim A. Fadel
Kim A. Fadel

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Lawrence W. Kellner
Lawrence W. Kellner

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ C.D. McLean
C. D. McLean

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Thomas E. Schick
Thomas E. Schick

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ L.E. Simmons
L.E. Simmons

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Richard F. Wallman
Richard F. Wallman

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, Frederick S. Cromer and Scott R. Peterson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2004	/s/ Phung Ngo- Burns
Phung Ngo- Burns